CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Gold Entertainment Inc. (“PGE Inc.”) on Form 20-F for the period ending April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Tuit, President and Chief Executive Officer of PGE Inc., certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly represents, the financial condition and result of operations of PGE Inc.

/s/ Mark Tuit
Mark Tuit
Chief Executive Officer

November 29, 2006

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Gold Entertainment Inc. (“PGE Inc.”) on Form 20-F for the period ending April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ron Loudoun, Chief Financial Officer of PGE Inc., certify, pursuant to s.906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly represents, the financial condition and result of operations of PGE Inc.

/s/ Ron Loudoun
Ron Loudoun
Chief Financial Officer

November 29, 2006